Exhibit 10.1

AMENDMENT NO. 8 TO
CREDIT AGREEMENT

AMENDMENT NO. 8 TO CREDIT AGREEMENT, dated as of December 29, 2023 (this “Amendment”), to the Credit Agreement, dated as of December 5, 2012, as amended by Amendment No. 1, dated as of April 22, 2014, Amendment No. 2, dated as of June 16, 2015, Amendment No. 3, dated as of June 29, 2018, Amendment No. 4, dated as of August 16, 2018, Amendment No. 5, dated as of August 31, 2021, Incremental Term Facility Activation Notice (Amendment No. 6), dated as of April 11, 2022 and Amendment No. 7, dated as of March 29, 2023 (as so amended, the “Credit Agreement”), among SIRIUS XM RADIO INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMORGAN CHASE BANK, N.A. as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and as an Issuing Bank. Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower has entered into a commitment letter, dated as of December 11, 2023 (the “Commitment Letter”), with Morgan Stanley Senior Funding, Inc., Bank of America, N.A., BofA Securities, Inc. and JPMorgan Chase Bank, N.A. (collectively, the “Commitment Parties”), pursuant to which, subject to the terms and conditions set forth therein, the Commitment Parties have committed to provide a $1,100,000,000 senior secured 364-day term loan bridge facility (the “Space Bridge Facility”), to be secured by Liens on the Collateral having a priority that ranks equal to the priority of the Liens on the Collateral securing the Obligations under the Credit Agreement;

WHEREAS, the Borrower has requested the amendment to the Credit Agreement set forth herein;

WHEREAS, on the date hereof, the Borrower, the Administrative Agent and each Lender signatory hereto on the Amendment No. 8 Effective Date (as defined below) desire to amend certain provisions of the Credit Agreement as set forth in Section 1 hereto;

WHEREAS, the Administrative Agent, the Borrower, and the Lenders signatory hereto are willing to so agree pursuant to Section 9.02 of the Credit Agreement subject to the conditions set forth herein;

WHEREAS, the Lenders signatory hereto constitute Required Lenders and, subject to the conditions set forth in Section 1 hereto, hereby consent to, and direct the Administrative Agent to enter into, the amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1.                  Amendments. The Credit Agreement is, effective as of the Amendment No. 8 Effective Date (as defined below), hereby amended pursuant to Section 9.02 of the Credit Agreement (the “Amended Credit Agreement”) as follows:

(a)               Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Eighth Amendment” means Amendment No. 8 to Credit Agreement, dated as of the Eighth Amendment Effective Date.

“Eighth Amendment Effective Date” means the date on which the conditions precedent set forth in Section 3 of the Eighth Amendment are satisfied (or waived), which date is December 29, 2023.

“Eighth Amendment Transactions” means the execution, delivery and performance by the Borrower of the Eighth Amendment and the execution, delivery and performance by the Credit Parties of any document executed in connection therewith.

“Space Bridge Facility” has the meaning set forth in the Eighth Amendment.

“Space Bridge Facility Obligations” means any obligations in respect of any Space Bridge Facility, including interest thereon and fees in respect thereof.

(b)               Section 1.01 of the Credit Agreement shall be amended by amending and restating the definition of “Loan Documents” in its entirety as follows:

“Loan Documents” means the collective reference to this Agreement, any Letters of Credit, each Incremental Term Facility Activation Notice, each Incremental Revolving Commitment Activation Notice, each Extension Amendment, the Subsidiary Guarantee, any Customary Intercreditor Agreements, the Collateral Documents (excluding the HoldCo Pledge Agreement), the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment.

(c)               Clause (a) of the definition of “Permitted Additional Debt” shall be amended by amending and restating such clause in its entirety as follows:

“(a) except with respect to (i) unless any Space Bridge Facility Obligations have been incurred and remain outstanding, an aggregate principal amount of such Indebtedness not in excess of the greater of (x) $500,000,000 and (y) 25% of Consolidated Operating Cash Flow for the Test Period most recently ended on or prior to the date of such Incurrence (calculated on a pro forma basis after giving effect to such Incurrence as if such Incurrence and any related transactions had occurred on the first day of such Test Period) and (ii) any Space Bridge Facility Obligations or any Indebtedness constituting Attributable Debt, Purchase Money Indebtedness or Capital Lease Obligations, the terms of such Indebtedness do not provide for maturity or any scheduled amortization (excluding the final installment thereof) in excess of 1% per annum of the original aggregate principal amount thereof or mandatory prepayment, mandatory redemption, mandatory offer to purchase or mandatory sinking fund obligations prior to the date that is 91 days after the Latest Maturity Date, other than customary prepayments, repurchases or redemptions of, or offers to prepay, redeem or repurchase upon a change of control, asset sale event or casualty or condemnation event, customary prepayments, redemptions or repurchases or offers to prepay, redeem or repurchase based on excess cash flow (in the case of loans) and customary acceleration rights upon an event of default”

(d)               Clause (b) of the definition of “Permitted Additional Debt” set forth in Section 1.01 of the Credit Agreement shall be amended by inserting the words “any Space Bridge Facility Obligations or” before the words “any Indebtedness constituting Attributable Debt, Purchase Money Indebtedness or Capital Lease Obligations” where they appear in such clause.

(e)               Section 6.01(g) of the Credit Agreement shall be amended by amending and restating such clause in its entirety as follows:

“Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to clause (d), (e), (f), (k), (m), (n), (o), (p) (other than in respect of the Space Bridge Facility) or (q) of this Section 6.01 or this clause (g); provided, however, that to the extent such Refinancing Indebtedness directly or indirectly Refinances Indebtedness of a Subsidiary Incurred pursuant to clause (f), such Refinancing Indebtedness shall be Incurred only by such Subsidiary;”

(f)                Section 9.04(a) of the Credit Agreement shall be amended by amending and restating clause (i) thereof as follows:

“(i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Lead Arranger and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Lead Arranger, in connection with syndication of the Facilities and the preparation, execution, delivery and administration of this Agreement or any other Credit Document or any amendments (including the Fifth Amendment and the Seventh Amendment), modifications or waivers of the provisions hereof or thereof and”

(g)               Section 9.04(b) of the Credit Agreement shall be amended by adding the phrase “, the Eighth Amendment Transactions” immediately after the phrase “Seventh Amendment Transactions” where it appears therein.

(h)               Section 9.04(d) of the Credit Agreement shall be amended by adding the phrase “the Eighth Amendment Transactions,” immediately after the phrase “Seventh Amendment Transactions” where it appears therein.

2.                  Representations and Warranties. The Borrower hereby represents and warrants that, as of the Amendment No. 8 Effective Date, immediately before and after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of any Credit Party set forth in the Credit Documents to which it is a party are true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty is true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) as of such earlier date).

3.                  Conditions Precedent. This Amendment will be effective upon completion of each of the following conditions (the “Amendment No. 8 Effective Date”) to the satisfaction of the Administrative Agent:

(a)               Execution and Delivery of Amendment. (i) The Administrative Agent shall have received from the Borrower and the Required Lenders, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy, facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment, and (ii) the Administrative Agent acknowledges this Amendment in writing, whether by executing an acknowledgement counterpart to this Amendment or otherwise;

(b)               Officer’s Certificate. The Borrower shall have delivered to the Administrative Agent an Officer’s Certificate certifying that as of the Amendment No. 8 Effective Date, immediately before and after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of each Credit Party set forth in the Credit Documents to which it is a party are true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty is true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) as of such earlier date); and

(c)               Expenses. To the extent a written invoice therefor is submitted at least one Business Day prior to the Amendment No. 8 Effective Date, all reasonable, documented, out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel) due and payable on or before the Amendment No. 8 Effective Date by the Borrower to JPMorgan Chase Bank, N.A. (or its Affiliates) in connection with this Amendment shall have been paid.

4.                  Reference to and Effect on Credit Agreement and Credit Documents.

(a)        On and after the Amendment No. 8 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement will mean and be a reference to the Credit Agreement, as amended by this Amendment (i.e., the Amended Credit Agreement).

(b)        The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment are and will continue to be in full force and effect and are hereby in all respects ratified and confirmed and each Loan Party reaffirms its obligations under the Credit Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Collateral Documents. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and will continue to secure the payment of all Obligations of the Loan Parties under the Credit Documents, in each case, as amended by this Amendment (i.e., the Amended Credit Agreement).

(c)        The execution, delivery and effectiveness of this Amendment will not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations. On and after the Amendment No. 8 Effective Date, this Amendment will for all purposes constitute a Credit Document.

5.                  Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (including by portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signature” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

6.                  Severability. If any term of this Amendment or any application thereof is held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term will in no way be affected thereby.

7.                  Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendment to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendment. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party will be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

8.                  Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. This Amendment shall be construed in accordance with and governed by the law of the State of New York, and the other provisions of Sections 9.10 and 9.11 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis (except that any references to “Agreement” shall mean this Amendment).

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

SIRIUS XM RADIO INC.

By:	/s/ William Prip
	Name:	William Prip
	Title:	Treasurer

[Amendment No. 8 Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Lender

By:	/s/ Melanie George
	Name:	Melanie George
	Title:	Vice President

[Amendment No. 8 Signature Page]

TRUIST BANK, as a Lender

By:	/s/ Carlos Cruz
	Name:	Carlos Cruz
	Title:	Director

[Amendment No. 8 Signature Page]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Joseph Ward
	Name:	Joseph Ward
	Title:	Managing Director

[Amendment No. 8 Signature Page]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

By:	/s/ Fanny Charrier
	Name:	Fanny Charrier
	Title:	Director

[Amendment No. 8 Signature Page]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christina M. Terry
	Name:	Christina M. Terry
	Title:	Vice President

[Amendment No. 8 Signature Page]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Tracy Rahn
	Name:	Tracy Rahn
	Title:	Executive Director

[Amendment No. 8 Signature Page]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Jack Stutesman
	Name:	Jack Stutesman
	Title:	Vice President

[Amendment No. 8 Signature Page]

U.S. Bank National Association, as a Lender

By:	/s/ Stacey Hansen
	Name:	Stacey Hansen
	Title:	Senior Vice President

[Amendment No. 8 Signature Page]

MUFG BANK, LTD., as a Lender

By:	/s/ Colin Donnarumma
	Name:	Colin Donnarumma
	Title:	Vice President

[Amendment No. 8 Signature Page]

Royal Bank Of Canada, as a Lender

By:	/s/ Scott Johnson
	Name:	Scott Johnson
	Title:	Authorized Signatory

[Amendment No. 8 Signature Page]

Citibank, N.A., as a Lender

By:	/s/ Keith Lukasavich
	Name:	Keith Lukasavich
	Title:	Managing Director and Vice President

[Amendment No. 8 Signature Page]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sean Duggan
	Name:	Sean Duggan
	Title:	Director

[Amendment No. 8 Signature Page]

BNP Paribas, as a Lender

By:	/s/ Barbara Nash
	Name:	Barbara Nash
	Title:	Managing Director

By:	/s/ Maria Mulic
	Name:	Maria Mulic
	Title:	Managing Director

[Amendment No. 8 Signature Page]

BANK OF MONTREAL, as a Lender

By:	/s/ Victor Davida
	Name:	Victor Davida
	Title:	Director

[Amendment No. 8 Signature Page]

Morgan Stanley Senior Funding, Inc. as a Lender

By:	/s/ Mara MacDonald
	Name:	Mara MacDonald
	Title:	Executive Director

[Amendment No. 8 Signature Page]

Goldman Sachs Bank USA,. as a Lender

By:	/s/ Priyankush Goswami
	Name:	Priyankush Goswami
	Title:	Authorized Signatory

[Amendment No. 8 Signature Page]